                                                                   EXHIBIT 10.53

                              TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT ("Termination Agreement") is made and entered into as of March 13, 2003, by and among SMBC LEASING AND FINANCE, INC., a Delaware corporation, formerly known as Sumitomo Bank Leasing and Finance, Inc. ("Lessor"), the various financial institutions identified herein (the "Lenders"), THE BANK OF NOVA SCOTIA (the "Documentation Agent"), SUMITOMO MITSUI BANKING CORPORATION, a Japanese banking corporation, formerly known as The Sumitomo Bank, Limited ("Agent"), SYMANTEC CORPORATION, a Delaware corporation ("Lessee"), and DELRINA CORPORATION, a Delaware corporation ("Delrina").

         A. Lessor, the Lenders, the Documentation Agent and Agent have entered into that certain Amended and Restated Participation Agreement, dated as of February 9, 1999 (the "Participation Agreement"), and Lessor and Lessee have entered into that certain Amended and Restated Master Lease and Deed of Trust, dated as of February 9, 1999 (as amended, supplemented and restated, the "Master Lease") (the obligations of Lessee thereunder, collectively, the "Facility"). Pursuant to Article XV of the Master Lease, Lessee has elected to purchase the Leased Assets as defined in the Master Lease for the Lease Balance (the "Purchase Option Price"). Set forth in Section 1 below is the calculation of the Purchase Option Price to be paid by Lessee to Lessor, calculated as of March 13, 2003 (the "Purchase Date"), in order to satisfy all outstanding obligations of the Lessee under the Facility and purchase the Leased Assets (including the Projects as defined below). Capitalized terms used yet not defined herein have the meanings ascribed to them in Appendix A to the Participation Agreement.

         B. The parties have previously entered into various agreements in connection with certain real property located in Santa Clara County, California (the "Projects").

         C. The parties desire to terminate the lease arrangement, and convey the Leased Assets to Lessee, subject to the terms and conditions set forth in this Termination Agreement.

         NOW, THEREFORE, in consideration of the covenants set forth herein, Lessor, the Lenders, the Documentation Agent, Agent, Lessee and Delrina hereby agree as follows:

         1. Payment. The following is the amount required to be paid by Lessee to the Agent, calculated as of the Purchase Date, in order to purchase the Leased Assets for the Lease Balance and discharge all outstanding obligations of Lessee under the Facility:

Lease Balance (per Project):                                    $   32,068,791.68      $   46,948,773.58

Rent through Purchase Date (per Project):                       $       81,596.37      $      127,359.67

Total Purchase Option Price through Purchase Date               $   32,150,388.05      $   47,076,133.25
(per Project):

TOTAL AGGREGATE PURCHASE OPTION PRICE
THROUGH PURCHASE DATE                                                                  $   79,226,521.30

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In addition to the payment described in Paragraph 1 above, the sum an additional amount required to be paid by Lessee for costs, fees and expenses incurred in connection herewith (including breakfunding fees), all as more particularly set forth on the settlement statement prepared for the escrow set up for the transactions contemplated by this Termination Agreement ("Escrow"), by First American Title Insurance Company.

The total Purchase Option Price for the Leased Assets as well as the costs, fees and expenses shown above shall be wired as follows:

         First American Trust Company, Santa Ana Branch
         421 N. Main Street, Santa Ana, CA 92701
         ABA No. 122241255
         Credit: First American Title Company Trust Account
         Acct No. 12110
         Reference: Escrow No. NCS-16334-SF
         Office No. F011-10
         Escrow Officer: Kimberleigh Toci
         Please call (415) 837-2274 to provide the Fed wire confirmation number

         2. Termination of Agreements. Effective as of close of Escrow, each of the following agreements, as amended from time to time (each an "Agreement" and collectively the "Agreements"), is hereby terminated and the parties thereto released subject to the provisions of Paragraph 4 below:

                  (a)      The Participation Agreement;

                  (b)      The Master Lease;

                  (c) Amended and Restated Loan Agreement, dated as of February 9, 1999, among Lessor, Lenders, Document Agent and Agent;

                  (d) Amended and Restated Assignment of Lease and Rent, dated as of February 8, 1999 between Lessor and Agent and any amendments or supplements thereto;

                  (e) Amended and Restated Pledge Agreement, dated as of February 9, 1999, by Lessee and Delrina in favor of Agent, and Donaldsen, Lufkin & Jenrett Securities Corporation, as collateral agent;

                  (f) Amended and Restated Guaranty, dated as of February 9, 1999, by Lessee in favor of Lenders and Agent; and

                  (g) Construction Agency Agreement, dated as of February 9, 1999, between Lessor and Lessee.

         3. Assignment of Intangible Assets and Personal Property. Effective as of close of Escrow, any intangible assets or personal property assigned or transferred to Lessor and used in conjunction with the Leased Assets are hereby assigned, conveyed and transferred to Lessee.

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         4.       Release of Liability. Effective as of close of Escrow, Lessor, the Lenders, the Documentation Agent and Agent do each hereby release Lessee and Delrina, their subsidiaries, related and affiliated corporations from each and all of their obligations and any claims and demands of every kind and nature, known and unknown, suspected and unsuspected, disclosed and undisclosed, arising out of or in connection with the Agreements after the date hereof; provided, however, notwithstanding this Termination Agreement and the Memorandum of Termination of an even date herewith, none of Lessor, the Lenders, the Documentation Agent nor Agent waives or releases Lessee and Delrina, their subsidiaries, related and affiliated corporations from any obligations, claims or demands arising from indemnifications or liabilities contained in any of the Agreements released above, which, by their respective terms, expressly survive the termination of the relevant Agreement.

         5. Execution of Additional Documents. Lessor, the Lenders, the Documentation Agent and Agent each agree, at Lessee's sole cost and expense, to promptly execute such additional documents and instruments as are necessary or desirable to evidence the releases and terminations set forth in Paragraphs 2 and 3 above or to otherwise terminate the interests of the Lessor, the Lenders, the Documentation Agent and Agent in assets associated with the Leased Assets.

         6. Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Termination Agreement and this Termination Agreement supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Termination Agreement. This Termination Agreement and the associated termination documents, contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the termination of the Transaction Documents and shall be considered to be the only agreements between the parties hereto and their representatives and agents. None of the terms, covenants, conditions or provisions of this Termination Agreement can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Termination Agreement.

         7. Counterparts. This Termination Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signature copies may be detached from the counterparts and attached to a single copy of this Termination Agreement physically to form one document. A facsimile counterpart signature delivered to each party shall be deemed an original for the purpose of the execution of this Termination Agreement.

         8. Legal Effect. This Termination Agreement shall benefit and bind Lessor, the Lenders, the Documentation Agent, Agent, and Lessee and their respective successors, assigns, heirs and personal representatives. This Termination Agreement shall be governed and construed in accordance with the laws of the State of California.

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         IN WITNESS WHEREOF, Lessor, the Lenders, the Documentation Agent, Agent
and Lessee have caused this Termination Agreement to be executed by their respective duly authorized officers as of the day and year first written above.

LESSOR:                                 SMBC LEASING AND FINANCE, INC.,
                                        a Delaware corporation

                                        By: ________________________________
                                           Name: ___________________________
                                           Its: ____________________________

LENDERS:                                THE BANK OF NOVA SCOTIA, a
                                        ____________________________

                                        By: ________________________________
                                           Name: ___________________________
                                           Its: ____________________________

                                        COOPERATIEVE CENTRALE
                                        REAIFEISEN-BOERENLEENBANK B.A.,
                                        "Rabobank Nederland," New York Branch, a
                                        ___________________________

                                        By: ________________________________
                                           Name: ___________________________
                                           Its: ____________________________

                                        By: ________________________________
                                           Name: ___________________________
                                           Its: ____________________________

DOCUMENTATION AGENT:                    THE BANK OF NOVA SCOTIA, a
                                        ____________________________

                                        By: _______________________________
                                           Name: __________________________
                                           Its: ___________________________

AGENT:                                  SUMITOMO MITSUI BANKING
                                        CORPORATION, a Japanese banking
                                        corporation

                                        By: ________________________________
                                           Name: ___________________________
                                           Its: ____________________________

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LESSEE:                                 SYMANTEC CORPORATION, a Delaware
                                        corporation

                                        By: ________________________________
                                           Name: ___________________________
                                           Its: ____________________________

DELRINA:                                DELRINA CORPORATION, a Delaware
                                        corporation

                                        By: ________________________________
                                           Name: ___________________________
                                           Its: ____________________________

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